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                                                                 EXHIBIT 10.10.2

                                 March 10, 2003

Matthew Murphy
Nanosys Incorporated
2625 Hanover Street
Palo Alto, CA 94304

Re: Exclusive Patent License Agreement - Amendment Two

Dear Matthew:

This Amendment removes the following M.I.T. Case from Appendix A of the M.I.T. - Nanosys Inc. Exclusive License Agreement effective September 5, 2002 (Agreement):

          [*** Redacted]

Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed, and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the Commonwealth of Massachusetts.

The Effective Date of this Amendment is March 12, 2003.

Please indicate your acceptance of this Second Amendment by countersigning this letter and returning it to M.I.T.

Massachusetts Institute of Technology       Nanosys Incorporated

By: /s/ John H. Turner, Jr.                 By: /s/ Matthew Murphy
    ---------------------------------           --------------------------------
Name: John H. Turner, Jr.                   Name: Matthew Murphy
      -------------------------------             ------------------------------
Title: Associate Director                   Title: V.P. Intellectual Property
       Technology Licensing Office                 -----------------------------
       ------------------------------
Date: 10 March 2003                         Date: 3/12/03
      -------------------------------             ------------------------------


*** Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.